UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 29, 2014, Big Lots, Inc. issued a press release reiterating its participation in the Telsey Advisory Group (TAG) 5th Annual Fall Consumer Conference and reaffirming certain guidance that it previously provided regarding the third quarter of its 2014 fiscal year. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The information disclosed in this Item 7.01 and Exhibit 99.1 is being furnished, not filed. By furnishing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith.

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release dated September 29, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: September 29, 2014	By:	/s/ Ronald D. Parisotto
Ronald D. Parisotto
Senior Vice President, General Counsel
and Corporate Secretary